Exhibit 10.28

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE CLASS A COMMON STOCK

of

SUMMIT MATERIALS, INC.

Dated as of [            ], 2015

No. [ ]	Warrant to Purchase Class A Common Stock

THIS CERTIFIES THAT, [                    ] or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Summit Materials, Inc., a Delaware corporation (the “Company”), shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), in the amounts, at such times and at the price per share set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution, exchange or replacement therefor as provided herein.

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Number and Price of Shares; Exercise Period.

(a) Number of Shares. Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase up to [                    ] shares of Class A Common Stock, as may be adjusted pursuant hereto, prior to (or in connection with) the expiration of this Warrant as provided in Section 7.

(b) Exercise Price. The exercise price per share of Class A Common Stock shall be equal to the initial public offering price per share of Class A Common Stock sold in accordance with the Company’s Registration Statement on Form S-1 (File No. 333-201058) (the “Exercise Price”), as adjusted from time to time pursuant to Section 6.

(c) Exercise Period. This Warrant shall be exercisable, in whole or in part, from and after the first anniversary of the closing of the Company’s initial public offering and prior to (or in connection with) the expiration of this Warrant as set forth in Section 7.

2. Exercise of the Warrant.

(a) Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by:

(i) the tender to the Company at its principal executive office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii) either, at the Holder’s sole option, (A) the payment to the Company by wire transfer or other method acceptable to the Company of an amount equal to the product of the Exercise Price multiplied by the number of the securities issuable upon exercise of this Warrant (such securities, at any time of determination, the “Covered Securities”) or (B) so long as the Covered Securities are listed on the New York Stock Exchange, Inc. (the “NYSE”), by having the Company reduce the number of shares of Covered Securities issuable to Holder by upon exercise of this Warrant by the nearest whole number of Covered Securities equal in value in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the closing sale price per share of the Covered Securities (or if no closing sale price is reported, the average of the closing bid and closing ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) as reported by the NYSE on the trading day on which this Warrant and the Notice of Exercise are delivered to the Company.

(b) Date of Issuance. The rights under this Warrant shall be deemed to have been exercised and the Covered Securities shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Covered Securities shall be treated for all purposes as the holder of record of such Covered Securities as of the close of business on such date.

(c) Shares Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Class A Common Stock which may be issued upon exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect thereof. The Company further covenants and agrees, during the term that the rights under this Warrant are exercisable, to reserve and keep available from its authorized and unissued shares of Class A Common Stock for the purpose of effecting the exercise of this Warrant such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the exercise of the rights under this Warrant.

3. Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant, in the form hereof, for the then Covered Securities.

4. Transfer of the Warrant.

(a) Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b) Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Covered Securities, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c) Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred, in whole and only in whole, by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. Any attempt by the Holder to transfer less than all of the rights hereunder shall be void.

(d) Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant of like tenor and in the name of the Holder (on payment by the Holder of any applicable transfer taxes), and the Company shall register any such transfer upon the Warrant Register. This Warrant and the Covered Securities must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

(e) Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any Covered Security in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such Covered Security unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5. Restrictions on Transfer of the Warrant and Covered Securities; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a) Restrictions on Transfers.

(i) In General. This Warrant may not be transferred or assigned without the Company’s prior written consent (which consent may be withheld in the Company’s sole discretion), and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such permission shall be void.

(ii) Conditions to Transfer. Any transfer of this Warrant must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Warrant, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold the Warrant subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and

(1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(2) (A) such Holder shall have given prior written notice to the Company of such Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the Company in writing, substantially in the form of Exhibit A-1, that the Warrant is being acquired (i) solely for the transferee’s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company and (C) if reasonably requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of this Warrant under the Securities Act, whereupon such Holder shall be entitled to transfer this Warrant in accordance with the terms of the notice delivered by the Holder to the Company.

(b) Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Covered Securities with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Covered Securities so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale.

(c) Securities Law Legend. The Covered Securities shall (unless otherwise permitted by the provisions of this Warrant) be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH.

(d) Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(e) Removal of Legend. The legend referring to federal and state securities laws identified in Section 5(c) stamped on a certificate evidencing the Covered Securities and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

6. Adjustments. Subject to the expiration of this Warrant pursuant to Section 7, the number and kind of the Covered Securities and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (a “Reorganization”) involving the Company in which shares of Class A Common Stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor entity resulting from such Reorganization, equivalent in value to that which a holder of the Covered Securities would have been entitled in such Reorganization if the right to purchase the Covered Securities had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as reasonably determined in good faith by the board of directors or other governing body of the successor entity) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as practically may be, in relation to any securities deliverable after that event upon the exercise of this Warrant.

(b) Reclassification of Shares. If the outstanding securities of the same class as the Covered Securities (the “Warrant Class Securities”) are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all Warrant Class Securities (other than as would cause the expiration of this Warrant pursuant to Section 7) (a “Reclassification”), then, in any such event, in lieu of the number of Warrant Class Securities which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of equity interests that a holder of the number of Warrant Class Securities immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c) Subdivisions and Combinations. In the event that the Warrant Class Securities are subdivided (by split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Covered Securities immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Warrant Class Securities are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Covered Securities immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased; provided, however, no adjustment to the Exercise Price shall be made solely as a result of a stock dividend by the Company that is effected in order to maintain the relationship between the shares of Class A Common Stock and Class A Units of Summit Materials Holdings L.P., a Delaware limited partnership (or any successor thereto).

(d) Notice of Adjustments. Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of the Holder, furnish or cause to be furnished to the Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of 5:00 p.m., Eastern time, on the tenth anniversary of the pricing of the Company’s initial public offering.

8. Representations and Warranties of the Company. The Company represents and warrants to Holder as follows:

(a) Organization. The Company is a corporation, duly incorporated, validly existing and in good standing (or the equivalent thereof) under the laws of the State of Delaware.

(b) Authorization.

(i) The Company has all requisite corporate power and authority to execute and deliver this Warrant and to perform and consummate its obligations under this Warrant. This Warrant has been duly authorized by all requisite action on the part of the Company, and this Warrant has been duly and validly executed and delivered by the Company.

(ii) This Warrant constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms and conditions, except as enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally or by general principles of equity.

(c) Brokers and Finders. The Company has not engaged any brokers, finders or agents in connection with the Warrant, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Warrant or the Covered Securities.

9. Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

(a) No Registration. The Holder understands that this Warrant has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein or otherwise made pursuant hereto.

(b) Investment Intent. The Holder is acquiring this Warrant for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing this Warrant, nor does it have any contract, undertaking, agreement or arrangement for the same.

(c) Investment Experience. The Holder has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

(d) Access to Data. The Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire this Warrant. The Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise, while based on assumptions believed to be reliable by the Company at the time they were made, are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results and that no representation is made with respect to such projections, budgets or other forward-looking financial data other than that such information was prepared and provided by the Company in good faith.

(e) Accredited Investor. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(f) Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

(g) Restrictions on Resales. The Holder acknowledges, except as otherwise provided herein, that this Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell this Warrant and that, in such event, the Holder may be precluded from selling this Warrant under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, except as otherwise provided herein, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of this Warrant. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(h) Brokers and Finders. The Holder has not engaged any brokers, finders or agents in connection with this Warrant, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Warrant.

(i) Legal Counsel. The Holder has had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with its own legal counsel. The Holder is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Warrant.

(j) Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Warrant.

10. Miscellaneous.

(a) Amendments. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and the Holder.

(b) Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to the Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i) if to a Holder, to the Holder at the Holder’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof, or until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the last holder of this Warrant for which the Company has contact information in its records; or

(ii) if to the Company, to the attention of the Chief Legal Officer of the Company at 1550 Wynkoop Street, 3rd Floor, Denver, Colorado 80202 or by electronic mail to Legal@Summit-Materials.com or at such other current address or electronic mail address as the Company shall have furnished to the Holder.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Warrant or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

(d) Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

(e) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(f) Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(g) Waiver of Jury Trial. EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT.

(h) Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.

(i) Rights and Obligations Terminate Upon Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall terminate with respect to the Covered Securities upon exercise of this Warrant.

(j) Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(signature page follows)

The Company and the Holder sign this Warrant as of the date stated on the first page.

SUMMIT MATERIALS, INC.

By:
Name:
Title:

AGREED AND ACKNOWLEDGED,

[ ]

By:
Name:
Title:

(Signature Page to Warrant)

EXHIBIT A

NOTICE OF EXERCISE

TO:	Summit Materials, Inc. (the “Company”)

Attention:	Chief Legal Officer

(1)	Exercise. The undersigned elects to purchase the following number of shares of Class A Common Stock, par value $0.01 per share of the Company (the “Class A Common Stock”):

(2)	Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:

☐	A cash payment, and tenders herewith payment of the purchase price for such shares in full.

☐	The cashless exercise provisions of Section 2(a)(ii)(B) of the attached warrant.

(3)	Investment Intent. The undersigned represents and warrants that the aforesaid shares of Class A Common Stock are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares of Class A Common Stock, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 9 of the attached warrant are true and correct as of the date hereof.

(4)	Investment Representation Statement. The undersigned has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the warrant as Exhibit A-1.

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Fax number)

(Email address)

A-1

EXHIBIT A-l

INVESTMENT REPRESENTATION STATEMENT

INVESTOR:

COMPANY:	SUMMIT MATERIALS, INC.

SECURITIES:	THE WARRANT ISSUED ON [ ], 2015 (THE “WARRANT”) AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF (INCLUDING UPON SUBSEQUENT CONVERSION OF THOSE SECURITIES) (COLLECTIVELY, THE “SECURITIES”)

DATE:

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1. No Registration. The Investor understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

2. Investment Intent. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

3. Investment Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

4. Access to Data. The Investor has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise; while based on assumptions believed to be reasonable by the Company at the time they were made, are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results and that no representation is made with respect to such projections, budgets or other forward-looking financial data other than that such information was prepared and provided by the Company in good faith.

A-1-1

5. Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

6. Residency. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

7. Restrictions on Resales. The Investor acknowledges that, except as otherwise provided herein, the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “broker’s transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Investor acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Securities and that, in such event, the Investor may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Investor understands and acknowledges that, except as otherwise provided herein, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for those offers or sales and that those persons and the brokers who participate in the transactions do so at their own risk.

8. No Public Market. The Investor understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

9. Brokers and Finders. The Investor has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

10. Legal Counsel. The Investor has had the opportunity to review the Warrant, the exhibits and schedules attached thereto and the transactions contemplated by the Warrant with its own legal counsel. The Investor is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Warrant.

11. Tax Advisors. The Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by the Warrant. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Warrant.

A-1-2

(signature page follows)

A-1-3

The Investor is signing this Investment Representation Statement on the date first written above.

INVESTOR

(Print name of the investor)

(Signature)

(Name and title of signatory, if applicable)

(Street address)

(City, state and ZIP)

(e-mail address of investor)

A-1-4

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:	SUMMIT MATERIALS, INC.

WARRANT:	THE WARRANT TO PURCHASE CLASS A COMMON STOCK ISSUED ON [ ], 2015 (THE “WARRANT”)

DATE:

(1)	Assignment. The undersigned registered holder of the Warrant (“Assignor”) assigns and transfers to the assignee named below (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:

Address of Assignee:

Number of Shares Assigned:

and does irrevocably constitute and appoint                      as attorney to make such transfer on the books of Summit Materials, Inc., maintained for the purpose, with full power of substitution in the premises.

(2)	Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares to be issued upon exercise of the rights thereunder (and any securities issuable upon conversion thereof) (collectively, the “Securities”) subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(3)	Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 9 of the Warrant are true and correct as to Assignee as of the date hereof.

(4)	Investment Representation Statement. Assignee has executed, and delivers herewith, an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR	ASSIGNEE

(Print name of Assignor)	(Print name of Assignee)

(Signature of Assignor)	(Signature of Assignee)

(Print name of signatory, if applicable)	(Print name of signatory, if applicable)

(Print title of signatory, if applicable)	(Print title of signatory, if applicable)

Address:	Address: